Exhibit 10.18


                          REGISTRATION RIGHTS AGREEMENT


     This  Registration  Rights Agreement (this "AGREEMENT") is made and entered
                                                 ---------
into as of August 8, 2006, by and among XA, Inc., a Nevada corporation (the "COMPANY") and each Holder of the Notes and Warrants issued by the Company
 -------
pursuant to a Securities Purchase Agreement, dated as of the date hereof, by and between each Investor and the Company (the "SPA").
                                                   ---

     The Underlying Shares and Mastodon Shares shall have the registration rights as set forth herein.

     The  Company  and  the  Investors  hereby  agree  as  follows:

     1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the SPA shall have the meanings given such terms in the SPA. As used in this Agreement, the following terms shall have the following meanings:


     "CLOSING  DATE"  means  the  date  of  the  closing  of  the  Financing.
      -------------

     "COMMISSION"  means  the  United States Securities and Exchange Commission.
      ----------

     "COMMON STOCK" means the Company's common stock par value $0.001 per share.
      ------------

     "CONVERSION  SHARES"  means  all  shares  of  Common  Stock  issuable  upon
      ------------------
conversion  of  the  Notes.


     "DEMAND  EFFECTIVENESS  DATE"  shall  have the meaning set forth in Section
      ---------------------------                                        -------
2(b).
---

     "DEMAND  FILING  DATE"  shall  have  the meaning set forth in Section 2(b).
      --------------------                                         -----------

     "DEMAND  NOTICE"  shall  have  the  meaning  set  forth  in  Section  2(b).
      --------------                                              ------------

     "DEMAND REGISTRATION STATEMENT" shall have the meaning set forth in Section
      -----------------------------                                      -------
2(b).
---

     "EFFECTIVENESS PERIOD" shall mean from the date hereof until the earlier to
      --------------------
occur of the date when all Registrable Securities covered by a Registration Statement either (a) have been sold pursuant to a Registration Statement or an exemption from the registration requirements of the Securities Act, and (b) pursuant to a written opinion of Company counsel acceptable to the Company's transfer agent and the legal counsel for the Holders, may be sold pursuant to Rule 144(k).

     "EXCHANGE  ACT"  means  the  Securities  Exchange  Act of 1934, as amended.
      -------------

     "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from
      ------      -------
time  to  time  of  Registrable  Securities  (including any permitted assignee).


     "INDEMNIFIED  PARTY"  shall  have  the  meaning  set forth in Section 5(c).
      -----------------                                            -----------

     "INDEMNIFYING  PARTY"  shall  have  the  meaning set forth in Section 5(c).
      -------------------                                          -----------

     "INVESTOR"  shall mean each purchaser of Notes and Warrants pursuant to the
      --------
SPA.


     "INVESTORS"  shall  mean,  collectively,  each  Investor.
      ---------

     "LOSSES"  shall  have  the  meaning  set  forth  in  Section  5(a).
      ------                                              ------------

     "MANDATORY  EFFECTIVENESS  DATE"  means,  with  respect  to  the  Mandatory
      ------------------------------
Registration  Statement  required  to  be filed pursuant to Section 2(a) of this
Agreement.                                                  -----------


     "MANDATORY  FILING  DATE" shall have the meaning set forth in Section 2(a).
      -----------------------                                      -----------

     "MANDATORY  REGISTRATION  DATE" shall have the meaning set forth in Section
2(a). -----------------------------                                      -------
---

     "MANDATORY  REGISTRATION  STATEMENT"  shall  have  the meaning set forth in
      ---------------------------------
Section  2(a).
------------

     "MASTODON  SHARES"  means all shares of Common Stock issuable upon exercise
      ----------------
of  the  Mastodon  Warrants.


     "MASTODON  WARRANTS"  means  the  Common  Stock  purchase  warrants  in the
      ------------------
aggregate amount of 666,667 shares issued to Mastodon Ventures, Inc. pursuant to the Mastodon/XA Advisory Agreement.


     "NOTES"  means  the  11% Senior Secured Convertible Promissory Notes in the
      -----
aggregate  amount  of  $1,250,000  issued  to  Investors.


     "PERSON"  shall  mean  an  individual  or  corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     "PRIVATE  OFFERING"  shall  mean  a  private  placement  of  the  Company's
      -----------------
securities in which the Company receives gross proceeds of no less than $3,000,000, and (ii) the effective purchase price of the Common Stock securities sold in the Private Offering is $1.50 or more per share (subject to adjustment for stock splits, etc.)

     "PROCEEDING"  means  an  action,  claim,  suit, investigation or proceeding
      ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "PROSPECTUS"  means  the  prospectus included in the Registration Statement
      ----------
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Conversion Registrable Securities or Exchange Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "REGISTRABLE SECURITIES" means (i) the Underlying Shares, (ii) the Mastodon
      ----------------------
Shares and (iii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization, anti-dilution adjustment or similar event with respect to the foregoing or in connection with any provisions in the Notes and/or Warrants.

     "REGISTRATION  STATEMENT"  means  any registration statement required to be
      -----------------------
filed hereunder (which, at the Company's option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

     "RULE  415"  means  Rule  415 promulgated by the Commission pursuant to the
      ---------
Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "RULE  424"  means  Rule  424 promulgated by the Commission pursuant to the
      ---------
Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "SECURITIES  ACT"  means  the  Securities  Act  of  1933,  as  amended.
      ---------------

     "TRADING  DAY"  means  (a)  a  day on which the Common Stock is traded on a
      ------------
Trading Market, or (b) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not listed or quoted as set forth in (a), and (b) hereof, then Trading Day shall mean a Business Day;

     "TRADING  MARKET"  means  the  following  markets or exchanges on which the
      ---------------
Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

     "UNDERLYING  SHARES"  means  collectively,  all  Conversion  Shares and the
      ------------------
Warrant  Shares.

     "WARRANT SHARES" means all shares of Common Stock issuable upon exercise of
      --------------
the  Warrants.

     "WARRANTS" means the Common Stock purchase warrants in the aggregate amount
      --------
of 175,000 shares issued to the Investors at an exercise price of $1.10 per share and the 333,333 shares issued to the Investors at an exercise price of $0.30 per share

     2.  Registration.
         ------------

          (a)  Mandatory  Registration.  Provided  that  a  closing of a Private
               -----------------------
     Offering  has  not  previously occurred, the Company shall, on the date six
     (6)  months  from  the  initial  Closing  Date (the "MANDATORY REGISTRATION
                                                          ----------------------

     DATE"),  file  with the Commission a Registration Statement (the "MANDATORY
     -----                                                             ---------
     REGISTRATION  STATEMENT"),  no  later  than  forty-five (45) days from such
     -----------------------
     Mandatory  Registration  Date  (the  "MANDATORY FILING DATE"), covering the
                                           ---------------------
     resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Mandatory Registration Statement required hereunder shall be on Form S-1, Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, Form SB-2 or Form S-3, in which case the Mandatory Registration Statement shall be on another appropriate form in accordance herewith). The Mandatory Registration Statement required hereunder shall contain the Plan of Distribution, attached hereto as ANNEX A (which may be
                                                           -------
     modified to respond to comments, if any, received by the Commission). The Company shall cause the Mandatory Registration Statement to become effective, no later than sixty (60) days after the Mandatory Filing Date, (the "MANDATORY EFFECTIVENESS DATE") and remain effective as provided
            ------------------------------
     herein. The Company shall use its best efforts to cause the Mandatory Registration Statement to be declared effective under the Securities Act and shall use its best efforts to keep the Mandatory Registration Statement continuously effective under the Securities Act until the earlier date (i) when all Registrable Securities have been sold pursuant to the Mandatory Registration Statement, and (ii) two (2) years from the effective date of the Mandatory Registration Statement provided all the Holders can sell all of their shares, without limitation, pursuant to Rule 144(k) of the Securities Act.

          (b)  Demand  Registration  Rights.  At any time commencing on the date
               ----------------------------
     nine (9) months following the initial Closing Date, the Holders owning no less than 50.1% of the aggregate principal amount of the Notes then outstanding shall have the one-time right, by written notice signed by such 50.1% of Holders, provided to the Company (the "DEMAND NOTICE"), to demand
                                                      -------------
     the Company to register for resale all Registrable Securities under and in accordance with the provisions of the Securities Act by filing with the Commission a Registration Statement covering the resale of all of the Registrable Securities (the "DEMAND REGISTRATION STATEMENT"). Such Demand
                                    -----------------------------
     Registration Statement shall be (i) filed by the Company with the Commission no later than forty-five (45) days after receipt by the Company of the Demand Notice (the "DEMAND FILING DATE"), and (ii) declared
                                     --------------------
     effective by the Commission no later than sixty (60) days after the Demand Filing Date (the "DEMAND EFFECTIVENESS DATE"). The Demand Registration
                          ---------------------------
     Statement required hereunder shall be on Form S-1 or Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or Form SB-2, in which case the Demand Registration Statement shall be on another appropriate form). The Demand Registration Statement required hereunder shall contain the Plan of Distribution, attached hereto as ANNEX A (which may be modified to respond to comments,
                          -------
     if any, received by the Commission). The Company shall keep the Demand Registration Statement continuously effective under the Securities Act until the earlier of (i) the date when all Registrable Securities have been sold pursuant to the Demand Registration Statement, and (ii) two (2) years from the effective date of the Demand Registration Statement if the Holders can sell all of their shares, without limitation, pursuant to Rule 144(k) of the Securities Act.

          (c)  Filing  Default  Damages.  If  a Demand Registration Statement or
               ------------------------
     Mandatory Registration Statement (as the case may be) is not filed on or prior to the Demand Filing Date or Mandatory Filing Date (as the case may
     be), then the Company shall pay to the Holders of the Underlying Shares, for each thirty (30) day period of such failure and until the date a
     Mandatory Registration Statement or Demand Registration Statement (as the case may be) is filed and/or the Registrable Securities may be sold pursuant to Rule 144(k), as the case may be, an amount in cash, as partial liquidated damages and not as a penalty, equal to two (2%) percent of the aggregate gross proceeds paid by the Holders for the Notes. If the Company fails to pay any partial liquidated damages pursuant to this Section 2(c)
                                                                    ------------
     in full within five (5) days of the date payable, the Company shall pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holders, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

          (d)  Effectiveness,  Etc. Default Damages. If a Mandatory Registration
               -------------------
     Statement or Demand Registration Statement (as the case may be) is not declared effective by the Commission on or prior to the Mandatory Effectiveness Date or the Demand Effectiveness Date (as the case may be), or the Commission declared any such Registration Statement effective, but the Holders of Registrable Securities cannot sell such Registrable Securities thereunder, for any reason or no reason, then the Company shall pay to the Holder, for each thirty (30) day period until the Registration Statement is declared effective (or the Holders of Registrable Securities can sell thereunder, as the case may be), an amount in cash equal to two (2%) percent of the aggregate gross proceeds paid by the Holders for the Notes in the Financing.

          (e) Piggyback Registrations Rights. If, at any time following the date
              -------------------------------
     hereof, and there is not an effective Registration Statement covering the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination at least twenty (20) days prior to the filing of any such registration statement and shall automatically include in such registration statement all Registrable
     Securities; provided, however, that (i) if, at any time after giving written notice of is intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities.

     3.  Registration  Procedures. In connection with the Company's registration
         ------------------------
obligations hereunder, and during the period during which the Company is required or elects to keep a registration statement effective (the "EFFECTIVENESS PERIOD"), the Company shall:
-----------------------

          (a) Not less than five (5) business days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to Holders, a draft of the Registration Statement, or any related Prospectus or any amendment or supplement thereto.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related

     Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

          (c) Notify as promptly as reasonably possible, but no later than three
     (3) business days, each Holder of Registrable Securities included in the Registration Statement: (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed, provided such Holder has previously requested in writing to
                   --------
     receive notice of such filing; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement, provided
                                                                        --------
     such Holder has previously requested in writing to receive notice of such notification; and (C) when the Registration Statement or any post-effective amendment has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information;
     (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration
     Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) Promptly deliver to each Holder no later than three (3) business days after the Effectiveness Date, without charge, two (2) copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto (and, upon the request of the Holder such additional copies as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities). The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to
     Section  3(c).
     ------------
          (f) Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to
                 --------   -------
     qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

          (g)  Upon the occurrence of any event contemplated by Section 3(c)(v),
                                                                --------------
     as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (h) Use its best efforts to comply with all applicable rules and regulations of the Commission relating to the registration of the Registrable Securities pursuant to the Registration Statement or otherwise.

          (i) The Company agrees that the Selling Shareholder Questionnaire attached hereto as EXHIBIT A, satisfies all of the information required to
                         ---------
     be provided by each Holder in connection with the Registration Statement. The Company shall not be required to include any Holder that does not complete, date and execute a Selling Shareholder Questionnaire.

          (j) The Company shall either (a) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the
     Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or the Nasdaq SmallCap Market, or, (c) if the Company is unsuccessful in satisfying the preceding clauses (a) or (b), the Company shall secure the inclusion for quotation on The American Stock Exchange, Inc. or if it is unable to, the NASD Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The
             ----
     Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).
                              ------------

          (k) The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder so long as the Holder owns any Registrable Securities, but in no event longer than two (2) years; provided, however, the Company may delay any such filing but only pursuant
     --------   -------
     to Rule 12b-25 under the Exchange Act, and the Company shall take such further reasonable action as the Holder may reasonably request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     4. Registration Expenses. All fees and expenses incident to the performance
        ---------------------
of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement, other than fees and expenses of counsel or any other advisor retained by the Holders and discounts and commissions with respect to the sale of any Registrable Securities by the Holders. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses
(A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and disbursements in the amount of $20,000 for one (1) counsel to the Purchasers who shall be Gusrae, Kaplan, Bruno & Nusbaum PLLC; and
(vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

     5.  Indemnification
         ---------------

          (a) Indemnification by the Company. The Company shall, notwithstanding
              ------------------------------
     any termination of this Agreement, indemnify and hold harmless the Holder, the officers, directors, agents and employees of it, each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys'
     fees) and expenses (including the cost (including without limitation, reasonable attorneys' fees) and expenses relating to an Indemnified Party's actions to enforce the provisions of this Section 5) (collectively,
                                                      ----------
     "LOSSES"),  as  incurred,  to  the extent arising out of or relating to any
      ------
     untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made)  not  misleading,  except to the extent, but only to the extent, that
     (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or
                  -------------------
     defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b), or (3) the failure
                                                -----------
     of the Holder to deliver a prospectus prior to the confirmation of a sale. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b)  Indemnification  by  Holder.  The Holder shall indemnify and hold
               ---------------------------
     harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) the Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished (or in the case of an omission, not furnished) in writing by or on behalf of such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v),
                                                           -------------------
     the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b), or (3) the failure of the Holder to deliver a
                     -----------
     Prospectus prior to the confirmation of a sale. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the Subscription Amount paid by the Holder in the Purchase Agreement.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be
              --------------------------------------
     brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the
      ------------------
     Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing,
                                                ------------------
     and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any
                                          --------
     Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or

Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly
                     ---------
reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

          (d) Contribution. If a claim for indemnification under Section 5(a) or
              ------------                                       ------------
     Section  5(b)  is  unavailable to an Indemnified Party (by reason of public
     ------------
     policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other
                                -----------
     reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

     6.  Miscellaneous.
         -------------

          (a)  Compliance.  The  Holder covenants and agrees that it will comply
               ----------
     with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          (b)  Amendments  and  Waivers.  The  provisions  of  this  Agreement,
               ------------------------
     including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.

          (c) Notices. Any and all notices or other communications or deliveries
              -------
     required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the Trading Day following the date of delivery to the courier service, if sent by nationally recognized overnight courier service, (ii) the third Trading Day following the date of mailing, if sent by first-class, registered or certified mail, postage prepaid, (iii) the Trading Day following transmission by electronic mail with receipt confirmed or acknowledged, or
     (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Purchase Agreement or to such other address as shall be designated in writing from time to time by a party hereto.

          (d)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
     of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder.

          (e)  Execution and Counterparts. This Agreement may be executed in any
               --------------------------
     number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (f)  Governing  Law. This Agreement shall be governed by and construed
               --------------
     exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

          (g)  Severability.  If any term, provision, covenant or restriction of
               ------------
     this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (h)  Headings.  The  headings in this Agreement are for convenience of
               --------
     reference  only and shall not limit or otherwise affect the meaning hereof.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.







                                           XA,  INC


                                           By: /s/ Joseph Wagner
                                              --------------------------
                                              Name: Joseph Wagner
                                              Title: President and CEO

           INVESTOR'S SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT




Sands Brothers Venture Capital LLC
--------------------------------------

By: /s/ Scott A. Baily
   -----------------------------------
   Name: Scottt A. Baily
   Title: COO

90 Park Ave. 31st Fl. Ny, Ny 10016
-------------------------------------
Address

212-953-4978
-------------------------------------
Facsimile Number



Sands Brothers Venture Capital II LLC
--------------------------------------

By: /s/ Scott A. Baily
   -----------------------------------
   Name: Scott A. Baily
   Title: COO

90 Park Ave. 31st Fl. Ny, Ny 10016
-------------------------------------
Address

212-953-4978
-------------------------------------
Facsimile Number



Sands Brothers Venture CapitalIII LLC
--------------------------------------

By: /s/ Scott A. Baily
   -----------------------------------
   Name: Scott A. Baily
   Title: COO

90 Park Ave. 31st Fl. Ny, Ny 10016
-------------------------------------
Address

212-953-4978
-------------------------------------
Facsimile Number



Sands Brothers Venture Capital IV LLC
--------------------------------------

By: /s/ Scott A. Baily
   -----------------------------------
   Name: Scott A. Baily
   Title: COO

90 Park Ave. 31st Fl. Ny, Ny 10016
-------------------------------------
Address

212-953-4978
-------------------------------------
Facsimile Number


Katie & Adam Bridge Partners, L.P.
--------------------------------------

By: /s/ Steven Sands
   -----------------------------------
   Name: Steven Sands
   Title: Memeber Manager

90 Park Ave. 31st Fl. Ny, Ny 10016
-------------------------------------
Address

212-953-4978
-------------------------------------
Facsimile Number

                                     ANNEX A
                                     -------
                              PLAN OF DISTRIBUTION
                              --------------------

     The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

     - ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;

     - block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     - purchases by a broker/dealer as principal and resale by the broker/dealer for its account;

     - an exchange distribution in accordance with the Rules of the applicable exchange;

     -    privately  negotiated  transactions;

     -    settlement  of  short  sales;

     - broker/dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

     -    a  combination  of  any  such  methods  of  sale;  and

     -    any  other  method  permitted  pursuant  to  applicable  law.



     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

     Broker/dealers engaged by the Selling Stockholders may arrange for other brokers/dealers to participate in sales. Broker/dealers may receive commissions from the Selling Stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

     The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

     The Selling Stockholders and any broker/dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker/dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

     The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                    EXHIBIT A
                                    ---------

                        SELLING STOCKHOLDER QUESTIONNAIRE


XA,  Inc.
875  North  Michigan  Avenue,  Suite  2626
Chicago,  Illinois  60611

Ladies and Gentlemen:

     I acknowledge that I am a holder of securities of XA, Inc. (the "COMPANY"). I understand that I will be named as a selling stockholder in the prospectus that forms a part of the registration statement on Form S-1 (or other applicable form) that the Company will file with the Securities and Exchange Commission to register under the Securities Act of 1933, as amended, the securities I expect to sell. The Company will use the information that I provide in this Questionnaire to ensure the accuracy of the registration statement and the prospectus.

                             PLEASE ANSWER EVERY QUESTION.
   IF THE ANSWER TO ANY QUESTION IS "NONE" OR "NOT APPLICABLE," PLEASE SO STATE.
   -----------------------------------------------------------------------------

1. NAME. Type or print your name exactly as it should appear in the ----- Registration Statement.

           ---------------------------------------------------------------------

2.   MANNER OF OWNERSHIP OF SHARES:
     -----------------------------

     Individual       Community Property        Tenants in Common
               -----                    -----                    --------

     Joint Tenants with Rights of Survivorship           Corporate
                                              --------            -------

     Partnership          Trust        Other
                --------       ------       ----------------------

3.   CONTACT  INFORMATION.  Provide the address, telephone number and fax number
     --------------------
     where  you  can  be  reached  during  business  hours.

      Address:
              --------------------------------------------------------

              --------------------------------------------------------

              --------------------------------------------------------

      Phone:
            ----------------------------------------------------------

      Fax:
          ------------------------------------------------------------

4.   RELATIONSHIP  WITH THE COMPANY. Describe the nature of any position, office
     ------------------------------
     or other material relationship you have had with the Company during the past three years.

     ---------------------------------------------------------------------------

5.   ORGANIZATIONAL  STRUCTURE.  Please indicate or (if applicable) describe how
     -------------------------
     you  are  organized.

     (a)  Are  you  a  natural  person?
                       ---------------
         (IF SO, PLEASE MARK THE BOX AND SKIP TO QUESTION  5)        Yes    No
                                                                 ---     ---

     (b)  Are  you  a  reporting  company  under  the  1934  Act?
                       ------------------
         (IF SO, PLEASE MARK THE BOX AND SKIP TO QUESTION  5)        Yes    No
                                                                 ---     ---

     (c)  Are  you  a majority-owned subsidiary of a reporting
                      -------------------------
          company under the 1934 Act?
         (IF SO, PLEASE MARK THE BOX AND SKIP TO QUESTION  5)        Yes    No
                                                                 ---     ---

     (d)  Are  you  a  registered  investment  fund  under
                       ----------------------------
          the  1940  Act?
         (IF SO, PLEASE MARK THE BOX AND SKIP TO QUESTION  5)        Yes    No
                                                                 ---     ---
If  you  have  answered "no" to all of the foregoing questions, please describe:
(i) the exact legal description of your entity (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above), (iii) the names of each person or persons having voting and investment control over the Company's securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

Legal  Description  of  Entity:
                               -------------------------------------------------

Name  of  Entity(ies)  Managing  Such  Entity  (if  any):
                                                         -----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name  of  Entity(ies)  Managing  such  Entity(ies)  (if  any):
                                                              ------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name(s)  of  Natural  Persons  Having  Voting  or  Investment
Control  Over  the  Shares  Held  by  such  Entity(ies):
                                                         -----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   OWNERSHIP OF THE COMPANY'S SECURITIES. This question covers your beneficial
     -------------------------------------
     ownership  of  the  Company's  securities. Please consult the Appendix A to
                                                                   ----------
     this Questionnaire for information as to the meaning of "beneficial ownership." State the number of shares of the Company's common stock that you beneficially owned as of the date this Questionnaire is signed:

             No. of Shares of Stock
                                   -----------------------------------------

7.   ACQUISITION  OF  SHARES.  Please  describe  below  the  manner in which you
     -----------------------
     acquired your shares of Common Stock of the Company including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents (the "ACQUISITION DOCUMENTS"). Please forward such documents used to acquire your shares as provided below.

8.   PLAN OF  DISTRIBUTION.  I have reviewed the proposed "Plan of Distribution"
     ---------------------
     attached  to  this Registration Rights Agreement as ANNEX A, and agree that
                                                         -------
     the statements contained therein reflect my intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, I have communicated in writing to one of the parties listed above my signature to any changes to the proposed "Plan of Distribution" that are required to make these statements accurate and complete. [ ] (PLEASE CHECK THE BOX IF YOU HAVE MADE ANY CHANGES TO APPENDIX B)

9.   RELIANCE  ON  RESPONSES.  I  acknowledge and agree that the Company and its
     -----------------------
     legal counsel shall be entitled to rely on my responses in this Questionnaire in all matters pertaining to the registration statement and the sale of any shares of common stock of the Company pursuant to the registration statement.

10.  NASD. The  National  Association  of  Securities Dealers, Inc. ("NASD") may
     ----                                                            ------
     request, in connection with their review of the Registration Statement and Prospectus under the Securities Act of 1933, as amended, that the Company inform them of the names of all persons who purchased securities from the Company, together with any affiliations with the NASD of such purchasers. In order to aid the Company in responding to such request, the undersigned furnishes the following information:

PART  A:  DETERMINATION  OF  RESTRICTED  PERSON  STATUS:

          PLEASE  CHECK  ALL  APPROPRIATE  CATEGORIES.

                The  undersigned  is:

                    (i)  a broker-dealer;

                    (ii) an officer,  director,  general  partner,  associated person or employee of a broker-dealer (other than a limited business broker-dealer) A limited business broker-dealer is any broker-dealer whose authorization to engage in the securities business is limited solely to the purchase and sale of investment company/variable contracts securities and direct participation program securities. ;

                    (iii) an agent  of  a  broker-dealer  (other  than a limited business broker-dealer) that is engaged in the investment banking or securities business;

----------------------
(1) A person "associated with" a broker-dealer includes any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a broker-dealer, any partner, director, officer or sole proprietor of a broker-dealer.

(2) A limited business borker-dealer is any broker-dealer whose authorization to engage in the securities business is limited solely to the purchase and sale of investment company/variable contracts securities and direct participation program securities.

                         (iv)  an  immediate  family  member  The  term
                   ---- "Immediate family" includes the investor's: (i) parents, (ii) mother-in-law or father-in-law. (iii) husband or wife, (iv) brother or sister, (v) brother-in-law or sister-in-law, (vi) son-in-law or daughter-in-law, (vii) children, and (viii) any other person who is supported, directly or indirectly, to a material extent by an officer, director, general partner, employee, agent of a broker-dealer or person associated with a broker-dealer. of a person described in (ii) or (iii) above. Under certain circumstances, if the undersigned checks this category, he/she/it may be able to participate in New Issue investments. The Company may request additional information in order to determine the eligibility of the undersigned under this Restricted Person category;

                         (v) a finder or any person acting in a fiduciary ---- capacity to a managing underwriter, including, but not limited to, attorneys, accountants and financial consultants;

                         (vi) a person who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor or collective investment account A "collective investment account" is any hedge fund, investment corporation, or any other collective investment vehicle that is engaged primarily in the purchase and/or sale of securities. investment clubs (groups of individuals who pool their money to invest in stock or other securities and who are collectively responsible for making investment decisions) and family investment vehicles (legal entities that are beneficially owned solely by immediate family members (as defined above)) are not considered collective investment accounts. (including a private investment vehicle such as a hedge fund or an offshore fund);

                         (vii) an  immediate  family  member  of  a  person
                   ---- described in (v) or (vi) above who materially supports, or receives material support from, the undersigned;

                         (viii) a person listed or required to be listed in ---- Schedule A, B or C of a Form BD (other than with respect to a limited business broker-dealer), except persons whose listing on Schedule A, B or C is related to a person identified by an ownership code of less than 10% on Schedule A;

                         (ix) a  person  that  (A)  directly  or indirectly owns
                   ---- 10% or more of a public reporting company listed, or required to be listed, in Schedule A of a Form BD or
                         (B) directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed in Schedule B of a Form BD, in each case (A) or (B), other than a reporting company that is listed on a national securities exchange or is traded on the Nasdaq National Market, or other than with respect to a limited business broker/dealer;

                         (x) an  immediate  family  member  of  a  person
                   ---- described in (viii) or (ix) above. Under certain circumstances, if the undersigned places a check next to this category, he/she/it may be able to participate in New Issue investments. The Company may request additional information in order to determine the eligibility of the undersigned under this Restricted Person category;

                         (xi) any  entity  (including  a  corporation,
                   ---- partnership, limited liability company, trust or other entity) in which any person or persons listed in
                         (i)-(x) above has a beneficial interest The term 'beneficial interest" means any economic interest such as the right to share in gains or losses. The receipt of a management or performance based fee for operating a collective investment account, or other fee for acting in a fiduciary capacity, is not considered a beneficial interest in the account; however, if such fee is subsequently invested into the account (as a deferred fee arrangement or otherwise), it is considered a beneficial interest in that account. ; or

                         None of  the  above  categories  apply  and  the
                   ---- undersigned is eligible to participate in New Issue securities.

PART B:  DETERMINATION OF EXEMPTED ENTITY STATUS:
------------------------

(3) The term "Immediate family" includes the investor's (i) parents, (ii) mother-in-law, (iii) husband or wife, (iv) brother or sister, (v) brother-in-law or sister-in-law, (vi) son-in-law or daughter-in-law, (vii) children, and (viii) any other person who is supported, directly or indirectly, to a material extent by an officer, director, general partner, empolyee, agent of a broker-dealer or person associated with a broker-dealer.

(4) A "collective investment account" is any hedge fund, investment corporation, or any other collective investment vehicle that is engaged primarily in the purchase and/or sale of securities, investment clubs (groups of individuals who pool their money to invest in stock or other securities and who are collectively responsible for making investment decisions) and family investment vehicles (legal entities that are benefically owned solely by immediate family members (as defined above)) are not considered collective investment accounts.

(5)The term "material" support" means directly or indirectly providing more than 25% of a person's income in the prior calendar year or living in the same household with a member of one's Immediate family.

(6) The term "beneficial interest" means any economic interest such as the right to share in gains or losses. The receipt of management or performance based fee for opertaing a collective investment account, or other fee for acting in a fiduciary capacity, is not considered beneficial interest in the account; however, if such fee is subsequently invested into the account (as a deferred fee arrangement or otherwise), it is considered a beneficial interest in that account.

     The  undersigned  is:

                         (i) a publicly-traded  entity  (other  than  a
                    ---- broker-dealer or an affiliate of a broker-dealer, where such broker-dealer is authorized to engage in the public offering of New Issues either as a selling group member or underwriter) that is listed on a national securities exchange or traded on the Nasdaq National Market or is a foreign issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange or trading on the Nasdaq National Market;

                         (ii) an  investment  company  registered  under  the
                    ---- Investment  Company  Act  of  1940,  as  amended;

                         (iii) a  corporation,  partnership,  limited
                    ---- liability company, trust or any other entity (including a private investment vehicle such as a hedge fund or an offshore fund, or a broker-dealer organized as an investment partnership) and

                         (A)  the beneficial  interests  of  Restricted
                              Persons do not exceed in the aggregate 10% of such entity; or

                         (B)  such entity  limits  participation  by
                              Restricted Persons to not more than 10% of the profits and losses of New Issues;

                         (iv) an  investment  company  organized  under  the
                   ----  laws  of  a  foreign  jurisdiction  and

                         (A) the investment company is listed on a foreign exchange or authorized for sale to the public by a foreign regulatory authority; and

                         (B) no person owning more than 5% of the shares of the investment company is a Restricted Person;

                         (v) (A)  an  employee  benefits  plan  under  the  U.S.
                    ---- Employee  Retirement  Income  Security  Act of 1974, as
                         amended, that is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "CODE")
                                                                          ----
                         and such plan is not sponsored solely by a broker-dealer, (B) a state or municipal government benefits plan that is subject to state and/or municipal regulation or (C) a church plan under Section 414(e) of the Code;

                         (vi) a  tax  exempt  charitable  organization  under
                    ---- Section  501(c)(3)  of  the  Code;

                         (vii) a  common  trust  fund  or  similar  fund  as
                    ---- described in Section 3(a)(12)(A)(iii) of the Securities
                         Exchange  Act  of  1934,  as  amended,  and the Company

                         (A) has investments from 1,000 or more accounts, and

                         (B) does not limit beneficial interests in the Company principally to trust accounts of Restricted Persons; or

                         (viii) an insurance company general, separate or ---- investment account, and

                         (A) the account is funded by premiums from 1,000 or more policyholders, or, if a general account, the insurance company has 1,000 or more policyholders, and

                         (B) the insurance company does not limit the policyholders whose premiums are used to fund the account principally to Restricted Persons, or, if a general account, the insurance company does not limit its policyholders principally to Restricted Persons.

     Please acknowledge that your answers to the foregoing questions are true and correct to the best of your information and belief by signing and dating this Questionnaire where indicated below. Please return the completed executed
questionnaire  VIA  FAX  to            AT (XXX)- XXX-XXXX AS SOON AS POSSIBLE.
                           -----------

     If at any time you discover that your answer to any question was inaccurate, or if any event occurring after your completion hereof would require a change in your answer to any questions, please immediately contact at  XXX-XXX-XXXX.
---------------------





Date:                , 2006              -----------------------------------
     ----------------                    (Print name of selling stockholder)

                                          By:
                                             -------------------------------
                                                       (Signature)

                                          Name:
                                               -----------------------------
                                                      (Print name)

                                          Title:
                                                ----------------------------

                                   APPENDIX A

1.   DEFINITION  OF  "BENEFICIAL  OWNERSHIP"

     (a) A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

          (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

          (2) Investment power which includes the power to dispose, or direct the disposition of, such security.

     Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

     (b) Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

     (c) Notwithstanding the provisions of paragraph (a), a person is deemed to be the "beneficial owner" of a security, if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in paragraphs (A), (B) or (C) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.